SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2004
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


       New Jersey                      33-18978                  22-1441806
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)


     728 Garden St
  Carlstadt, New Jersey                               (201) 933-1600
  (Address of principal                       (Registrant's telephone number,
    executive offices)                               including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)



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Item 9.  Regulation FD Disclosure.

                  On April 21, 2004, Tel-Instrument Electronics Corp issued a press release stating that it is unaware of any reason for the recent activity in its stock price and trading volume. A copy of this press release is attached hereto.

                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                TEL-INSTRUMENT ELECTRONICS CORP


Date:  April 22, 2004           By  /s/ Harold K. Fletcher
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                                    /s/ Harold K. Fletcher
                                        Chairman and President





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